UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2020

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 29, 2020, at the annual meeting of shareholders (the “Annual Meeting”) of HarborOne Bancorp, Inc. (the “Company”), the Company’s shareholders approved the HarborOne Bancorp, Inc. 2020 Equity Incentive Plan (the “Plan”). The Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”). The Committee, in its discretion, may grant stock-based awards, including incentive stock options, non-qualified stock options, restricted stock units, restricted stock, cash-based awards and dividend equivalent rights, to officers, employees and non-employee directors of the Company and its subsidiaries. A description of the Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 17, 2020 in the section entitled “PROPOSAL 3: APPROVAL OF THE HARBORONE BANCORP, INC. 2020 EQUITY INCENTIVE PLAN,” which is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following is a brief description of each matter voted on by the Company’s shareholders at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

1.  Election of four Class I Directors nominees to serve on the Board of Directors for a term of three years and until their respective successors are duly elected and qualified:

	For	Withheld	Broker Non-Vote
Joseph F. Casey	30,069,224	8,166,821	8,232,342
David P. Frenette, Esq.	28,387,349	9,848,696	8,232,342
Barry R. Koretz	27,282,660	10,953,385	8,232,342
Michael J. Sullivan, Esq.	29,218,671	9,017,374	8,232,342

2.  Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
44,090,602	1,838,934	538,851	0

3.  Approval of the HarborOne Bancorp, Inc. 2020 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
35,296,603	2,758,392	181,050	8,232,342

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

10.1	HarborOne Bancorp, Inc. 2020 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Linda H. Simmons
	Name:	Linda H. Simmons
	Title:	Executive Vice President and
Chief Financial Officer
Date: October 1, 2020